UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
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UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 October 14, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 annual meeting of shareholders of United States Antimony Corporation.  The meeting will be held at the Ramada Inn at the airport, 8909 Airport Drive, Spokane, Washington, on Saturday, December 10, 2011, at 11:00 a.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.  We have also enclosed for your information and review the Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

During the meeting, we will also report on our operations.  Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy.

We look forward to seeing you at the meeting.

Sincerely,

John C. Lawrence
Chairman and President

UNITED STATES ANTIMONY CORPORATION
___________________________

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of United States Antimony Corporation:

The 2011 Annual Meeting of Shareholders of United States Antimony Corporation (USAC or the Company) will be held at the Ramada Inn at the airport, 8909 Airport Drive, Spokane, Washington, on Saturday, December 10, 2011 at 11:00 a.m., local time, for the following purposes:

1.	To elect each of the six directors named in the proxy statement for a term of one year.

2.	To ratify the appointment of DeCoria, Maichel & Teague P.S. as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

3.	To amend the Articles of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 90,000,000 shares.

4.	To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on October 10, 2011 will be entitled to vote at the annual meeting.

Your vote is very important.  Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience.  Promptly voting your shares by signing, dating, and returning the enclosed proxy card will ensure the presence of a quorum at the meeting.  An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.  Retention of the proxy is not necessary for admission to or identification at the meeting.

By Order of the Board of Directors

John C. Lawrence
Chairman and President

Thompson Falls, Montana
October 14, 2011

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
 (406) 827-3523

2011 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2011

The Board of Directors of United States Antimony Corporation (USAC or the Company) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2011 annual meeting of shareholders.  We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about October 14, 2011.

INFORMATION ABOUT THE 2011 ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:           Saturday, December 10, 2011

Time:           11:00 a.m., local time

Place:           Ramada Inn at the airport, 8909 Airport Drive, Spokane, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	To elect six directors to each serve for a one-year term

Proposal 2.	To ratify the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2011.

Proposal 3.	To amend the Articles of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 90,000,000 shares.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

We have enclosed for the review of our shareholders the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the Securities and Exchange Commission on March 28, 2011.

Who is Entitled to Vote?

We have fixed the close of business on October 10, 2011 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of USAC’s Common Stock and Preferred Stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of USAC Common Stock and Preferred Stock you own.  On October 10, 2011, the following shares were outstanding and entitled to vote at the annual meeting: (1) 59,255,431 shares of Common Stock, (2) 177,904 shares of  Series C Preferred Stock, and (3) 1,751, 005 shares of Series D Preferred Stock. The Company’s Series B Preferred Stock does not have voting rights.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC Common Stock and Preferred Stock are held in your name.  If you are a beneficial owner of USAC Common Stock or Preferred Stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of USAC Common Stock and Preferred Stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Shares of USAC Common Stock and Preferred Stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" election of each of our director nominees, "FOR" ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor and "FOR" the amendment of  the Articles of Incorporation to increase the authorized number of shares of Common Stock.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of Common Stock or Preferred Stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC Common Stock and Preferred Stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1:  Election of Directors

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Articles of Incorporation, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since six directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock (___) x 6 (number of directors to be elected) = total votes. Shareholders may allocate their votes among the six nominees described below. Votes may be cast for or withheld from each nominee.

Our Board of Directors unanimously recommends that you vote "FOR" the election of each of our director nominees.

Vote Required to Approve Proposal 2:  Ratification of the Selection of the Independent Auditor

Ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the outstanding shares entitled to vote present in person or by proxy at the annual meeting.  Abstentions will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the selection of the independent auditor.

Vote Required to Approve Proposal 3:  Proposed Amendment to the Articles of Incorporation to Increase the Authorized Number of Shares of Common Stock

The approval of the proposed Amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock requires the affirmative vote of a majority of the outstanding shares entitled to vote present in person or by proxy at the annual meeting at the annual meeting.  Abstentions will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote “FOR” the amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

   •           submitting a new proxy with a later date;

   •           notifying the Secretary of USAC in writing before the annual meeting that you have revoked your proxy; or

   •           voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in “street name,” you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of October 10, 2011, by (i) each person who is known by us to beneficially own more than 5% of our Series C and D Preferred Stock and/or Common Stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 1250 Prospect Creek Road, Thompson Falls, Montana 59873.

	Name and Address of	Amount and Nature of	Percent of
Title of Class	Beneficial Owner(1)	Beneficial Ownership	Class(1)

Common Stock	Kenneth Reed	7,858,632	13.3%
	328 Adams Street
	Milton, MA 02186
Common Stock	The Dugan Family	7,107,427(3)	12%
	c/o A. W. Dugan
	1415 Louisiana Street, Suite 3100
	Houston, TX 77002
Series C Preferred	Richard A. Woods	48,305(4)	27%
	59 Penn Circle West
	Penn Plaza Apts.
	Pittsburgh, PA 15206
Series C Preferred	Dr. Warren A. Evans	48,305(4)	27%
	69 Ponfret Landing Road
	Brooklyn, CT 06234
Series C Preferred	Edward Robinson	32,203(4)	18%
	1007 Spruce Street 1st Floor
	Philadelphia, PA 19107
Common Stock	John C. Lawrence	3,801,653(2)	6.4%
Common Stock	Pat Dugan	305,000	Nil
Common Stock	Russ Lawrence	130,000	Nil
Common Stock	Leo Jackson	262,000	Nil
Common Stock	Gary Babbitt	82,167	Nil
Series D Preferred	John C. Lawrence	1,590,672(4)	91%
Series D Preferred Series D Preferred	Leo Jackson Gary Babbitt	102,000 58,333	5% 3%
Series D Preferred	All directors and executive
	officers as a group (3 persons)	1,751,005	100%

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 10, 2011 are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 59,255,431 shares of common stock, 177,904 shares of Series C Preferred Stock, and 1,751,005 shares of Series D Preferred Stock outstanding on October 10, 2011.

(2)	Includes 3,801,653 shares of common stock and 250,000 stock purchase warrants. Excludes 158,324 shares owned by Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.

(3)
Includes shares owned by Al W. Dugan and shares owned by companies owned and controlled by Al W. Dugan.  Excludes 183,333 shares owned by Lydia Dugan as to which Mr. Dugan disclaims beneficial ownership.

(4)	The outstanding Series C and Series D preferred shares carry voting rights.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members.  The table below sets forth information regarding each director of USAC and each nominee for director.  Other than Mr. Hartmut W. Baitis, all of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

Name	Age	Affiliation	Expiration of Term

John C. Lawrence	73	Chairman, President, Secretary,	2012 Annual meeting
		and Treasurer; Director

Leo Jackson	67	Director	2012 Annual meeting

Gary D. Babbitt	65	Director	2012 Annual meeting

Patrick W. Dugan	59	Director	2012 Annual meeting

Russell C. Lawrence Hartmut W. Baitis	43 62	Director Director	2012 Annual meeting 2012 Annual meeting

Set forth below is the present principal occupation and other business experience during the last five years of each nominee for election.

John C. Lawrence.  Mr. Lawrence has been the president and a director since the Company’s  inception.  Mr. Lawrence was the president and a director of AGAU Mines, Inc., our corporate predecessor, since the inception of AGAU Mines, Inc. in 1968.  He is a member of the Society of Mining Engineers and a recipient of the Uuno Sahinen Silver Medallion Award presented by Butte Tech, University of Montana.  He holds a BA degree from Hamilton with course work at the University of Wyoming, an MA degree from the University of Wyoming and has completed all course work and thesis at the University of Utah for a Phd degree. Mr. Lawrence has an extensive background in mining, milling, smelting, chemical processing and oil and gas.

Leo Jackson.  Mr. Jackson, who joined the Board in 1996, is a resident of El Paso, Texas.  For the past 18 years, he has been a principal owner and the president of Production Minerals, Inc.  Mr. Jackson is one of the principal owners of Minera de Roja, S.A. de C.V., and has been involved in the production and marketing of industrial minerals such as fluorspar and celestite in the United States and Mexico for 27 years.  He also serves as a director of United States Antimony S.A. de C.V. and Antimonio de Mexico S.A. de S.V., USAC’s subsidiaries in Mexico (the “Mexican Subsidiaries”). Mr. Jackson speaks fluent Spanish and has a BBA degree from the Sul Ross State University in Texas.

Gary D. Babbitt.  Mr. Babbitt, who joined the Board in 1998, has been involved in the formation of the Company’s Mexican subsidiaries and acquisition of mining concessions and smelter operations in Mexico, and other business relationships of the Company domestically and internationally. He currently serves as secretary/director of USAC’s Mexican Subsidiaries. Prior to becoming a USAC director, he represented mining companies in a variety of transactions and cases for over thirty years in the Western United States, with an emphasis in mining law and CERCLA. Mr. Babbitt has a B.A. from the Albertson College of Idaho, and earned his J.D. from the University of Chicago.

Patrick W. Dugan.  Mr. Dugan, who joined the Board in 2007,  has been a Director, Vice President and General Counsel of Nortex Corporation, a company involved in the oil and gas business, for the past 20 years.  He is also a Director, Vice President and General Counsel of San Luis Development, L.P.; a Director of Gow Communications, LLC; a Director of Mission Media Group, LLC; and a Director of LaserGen, Inc., none of which are affiliated with USAC.  Mr. Dugan graduated with a B.A. and a J.D. from the University of Texas at Austin.

Russell C. Lawrence.  Mr. Lawrence, who joined the Board in 2007, has experience in the lines of applied physics, mining, refining, excavation, electricity, electronics, and building contracting.  He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico. He also serves as vice president/director of USAC’s Mexican Subsidiaries. Mr. Lawrence is the son of John C. Lawrence, the Company’s Chairman and President.

Hartmut W. Baitis. Mr. Baitis, who is nominated for election to the Board for the first time, has over 35 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. Since 1995, he has been consultant to numerous mining companies, and preparing advanced-stage precious metal, base metal and industrial metal evaluations. Mr. Baitis is involved in ownership of several gold and base metal properties and two producing mines. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of John C. Lawrence, Leo Jackson, Gary D. Babbitt, Patrick W. Dugan, Russell C. Lawrence and Hartmut W. Baitis.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees.  During the year ended December 31, 2010, the Board of Directors held four meetings.  Each incumbent director attended all of the meetings of the Board and committees on which such person served during this period.

Committees and Committee Charters

The Board of Directors has a standing Audit Committee. The Board does not have a Compensation Committee or a Corporate Governance/Nominating Committee.

Mr. Babbitt, the sole member of the Audit Committee, is “independent,” in accordance with the requirements for companies quoted on Nasdaq.  However, the Board of Directors has determined that Mr. Babbitt does not meet the definition of “audit committee financial expert,” as defined by the SEC.

Code of Ethics

The Board of Directors has adopted the Officer and Director Code of Ethics.  The Code is applicable to each of our directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct.

DIRECTORS’ COMPENSATION

The following table shows compensation earned by the Company’s non-employee directors in fiscal 2010

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
	($)	($)	($)	($)
		(1)

John C. Lawrence	$ --	$13,520	--	$13,520
Leo Jackson	$ --	$13,520	--	$13,520
Gary D, Babbitt	$ --	$13,520	--	$13,520
Patrick W. Dugan	$ --	$13,520	--	$13,520
Russell C. Lawrence	$ --	$13,520	--	$13,520

(1)  Awards are valued at the market price of the Company’s Common Stock on the grant date.

EXECUTIVE COMPENSATION

The Board of Directors is responsible for setting the policies and compensation levels for USAC directors and officers. The Board is responsible for evaluating the performance of the President.

The Board of Directors takes a number of factors into account when setting the base salary of Mr. Lawrence, the sole named executive officer, including his level of experience, the  responsibilities and duties assigned to him, and his performance during the previous year.

Summary Compensation Table

The following table presents information regarding compensation for John C. Lawrence, the sole named executive officer:

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Options/ Awards (2)	Securities Underlying LTIP SARs	All Other Payouts	All Other Compensation

John C. Lawrence, President	2010	$102,500	N/A	$5,538	$13,520	None	None	None
John C. Lawrence, President	2009	$100,000	N/A	$5,538	$6,500	None	None	None

(1)	Represents earned but unused vacation.

(2)	Represents the fair values, as of the date of issuances, of the annual director’s fee payable to Mr. Lawrence in the form of 26,000 shares of USAC Common Stock.

PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Board of Directors and the Audit Committee have selected DeCoria, Maichel & Teague P.S. as our independent auditor for the year ending December 31, 2010 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of DeCoria, Maichel & Teague P.S. to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. DeCoria, Maichel & Teague P.S. served as our independent auditor for the year ended December 31, 2010.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of DeCoria, Maichel & Teague P.S. as our independent auditor.

The following table sets forth the aggregate fees billed to the Company by DeCoria, Maichel & Teague P.S. for professional services rendered for the fiscal years ended December 31, 2010 and 2009.

	2010	2009
Audit Fees (1)	$73,967	$64,888
Tax Fees	$5,236	$5,443
Other Fees	—	—
Totals	$79,203	$70,331

(1)
Audit Fees represent fees for professional services performed in connection with the audit of the Company’s financial statements, including reviews of interim financial statements included in Form 10-Q and registration statements.

The Audit Committee of the Board of Directors determined that all of the services performed by DeCoria, Maichel & Teague P.S. in fiscal year 2010 were not incompatible with DeCoria, Maichel & Teague P.S. maintaining its independence.

There were no other fees billed by DeCoria, Maichel & Teague P.S. in fiscal year 2010 for assurance and related services that were reasonably related to the performance of the audit review of the Company’s financial statements and not reported under “Audit Fees” above.

PROPOSAL 4 – AMENDMENT OF THE ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously adopted a resolution recommending that USAC’s Articles of Incorporation be amended to increase the number of authorized shares of Common Stock, having a par value of $.01 per share, from 60,000,000 shares to 90,000,000 shares (the “Common Stock Amendment”).  The Board of Directors further directed that the Common Stock Amendment be submitted for consideration by shareholders at the annual meeting.  If the Common Stock Amendment is approved by shareholders, Banner will execute and submit to the Montana Secretary of State for filing Articles of Amendment of the Articles of Incorporation providing for the Common Stock Amendment.  The Common Stock Amendment will become effective at the close of business on the date the Articles of Amendment are accepted for filing by the Montana Secretary of State.

As of the voting record date for the annual meeting, there were 59,255,431 shares of Common Stock issued and outstanding. The Board of Directors believes that it is in USAC’s best interest to increase the number of authorized but unissued shares of Common Stock for the following reasons:

1.           The Company must have additional shares of Common Stock available to meet the respective conversion and exercise privileges of the Company’s Series D Preferred Stock and warrants.

2.           Additional shares of Common Stock must be available to issue to directors and other key employees and consultants in order to attract and retain competent management for the Company.

3.           Additional shares of Common Stock are needed in order to meet USAC’s possible future business and financing needs as they arise.

The Board of Directors believes that the availability of these additional shares will provide USAC with the capability and flexibility to increase our capital through the issuance of Common Stock for a variety of purposes that the Board of Directors may deem advisable in the future.  These purposes could include, among other things, issuing stock for possible acquisition transactions should we elect to do so in the future; or for other corporate and business purposes. The additional common shares authorized would be identical in all respects to USAC’s currently authorized shares of Common Stock.  USAC’s Articles of Incorporation provide that shareholders shall not have preemptive rights for its capital stock.  The determination by our Board of Directors and Company management that the authorized Common Stock should be increased took into account the historical and anticipated issuance patterns of USAC, the potential issuance of stock splits or dividends in the future based on market conditions or other additional financing or expansion may be appropriate to enhance shareholder value.

The proposed increase in the number of authorized shares of Common Stock would give our Board of Directors authority to issue additional shares of Common Stock from time to time without delay or further action by the shareholders except as may be required by applicable law.  Subject to its fiduciary duties to shareholders, the Board of Directors would have the authority to issue additional shares in transactions that might discourage, delay or prevent an unsolicited acquisition of control of USAC or make such an unsolicited acquisition of control of USAC more difficult or expensive; however, the Board of Directors has no plans to utilize the authorized shares in that manner and is not aware of any effort by any third parties to acquire control of USAC.

The issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and could dilute a shareholder’s percentage voting power in USAC. Holders of our Common Stock or Preferred Stock are not entitled to preemptive rights or other protections against dilution.  Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

In the event shareholders approve the Common Stock Amendment, Paragraph 1 of Article Fourth of USAC’s Articles of Incorporation will be amended to increase the number of shares of common stock which USAC is authorized to issue from 60,000,000 to 90,000,000.  The par value of the Common Stock will remain at one cent ($.01) per share.  Upon effectiveness of the Amendment, Paragraph 1 of Article Fourth of USAC’s Articles of Incorporation will read as follows:

1.  Common Stock. The aggregate number of shares of Common Stock which the corporation shall have authority to issue is ninety million (90,000,000) shares and each of such shares shall have a part value of one cent ($.01).

The remaining text of Article Fourth of USAC’s Articles of Incorporation would remain changed.

Approval of the Common Stock Amendment will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon.  Proxies received in response to the Board of Directors’ solicitation will be voted “FOR” approval of the Common Stock Amendment if no specific instructions are included thereon for this Proposal 2.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are transactions during the last fiscal year to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executives officers or five percent (5%) beneficial owners has a direct or indirect material interest.

During 2010, we reimbursed John C. Lawrence, a director and President, for operational and maintenance expenses incurred in connection with our use of equipment owned by Mr. Lawrence, including welding trucks, backhoes and an aircraft, in the amount of $53,932.

During 2010, the Company issued 26,000 shares of its Common Stock to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $67,600 in aggregate director compensation expense.

During 2010, the Company paid $55,469 to a director of the Company, for development of Mexican mill sites.

Mr. Babbitt, a director of the Company, works on various business relationships of the Company. During the year ended December 31, 2010, the Company paid fees and expenses to Mr. Babbitt in the amount of $32,000 in connection with Mexican projects and other Company contracts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of USCA’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms received by the Company, the Company believes that its executive officers and directors have complied with all applicable Section 16(a) filing requirements for transactions during the 2010 fiscal year, with the following exceptions:

•	Mr. Lawrence, Mr. Jackson, Mr. Babbitt, Mr. Dugan and Mr. Lawrence did not file timely Forms 3, 4 or Form 5 reports during 2010.

•	Mr. Lawrence, Mr. Babbitt and Mr. Lawrence filed Form 4 reports during 2011.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

The Company will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of USAC’s Common Stock and Preferred Stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

A copy of USAC’s Annual Report on Form 10-K for the year ended December 31, 2010 (including financial statements but excluding exhibits) is enclosed with this Proxy Statement. Shareholders may obtain, without cost, a copy of any exhibits to the Form 10-K by writing U.S. Antimony Corporation at its principal executive office located at P.O. Box 643, Thompson Falls, MT 59873, or calling the Company’s Secretary at (406) 827-3523.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at our annual meeting to be held in 2012 must be received by us no later than July 10, 2012 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Lawrence
Chairman and President

Thompson Falls, Montana
October 14, 2011

REVOCABLE PROXY
UNITED STATES ANTIMONY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2011

The undersigned hereby appoints John C. Lawrence and Gary Babbitt, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Ramada Inn at the airport, 8909 Airport Drive, on Saturday, December 10, 2011, at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated.

	FOR		VOTE WITHHELD

1	The election as director of the nominees listed below (except as marked to the contrary below)	[ ]	[ ]

John C. Lawrence
Leo Jackson
Gary D. Babbitt
Patrick W. Dugan
Russell C. Lawrence
Hartmut W. Baitis

2	The ratification of the selection of De Coria, Miachel & Teague, P.S. as the independent auditor for the year ending December 31, 2011.	[ ]	[ ]	[ ]

3	The approval of the amendment of USAC’s Articles of Incorporation to effect an increase in the number of authorized shares of Common Stock.	[ ]	[ ]	[ ]

4	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” the above proposals.

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of USAC at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice  of Annual Meeting of Shareholders and the Proxy Statement dated October 13, 2011.

Dated:                       , 2011

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.